Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 11 – Income Taxes

Loss before income tax for the years 2021 and 2020 is allocated as follows:

	Year ended December 31,
(in thousands USD)	2021	2020
USA	$(15,021)	$(2,608)
Mexico	(5,111)	(22,082)
Other Countries	544	699
Total	$(19,588)	$(23,991)

Income tax expense for the years 2021 and 2020 is allocated as follows:

	Year ended December 31,
(in thousands USD)	2021	2020
Current income tax	$702	$943
Deferred income tax	(242)	1,398
Total income tax expense	$460	$2,341

The reconciliation between our effective income tax rate and the statutory tax rates were as follows:

	December 31,
(in thousands USD)	2021	2020
(Loss) before income tax expense	$(19,588)	$(23,991)
Statutory tax rates	21%	21%

Computed expected income tax benefit	(4,113)	(5,038)
Increase (decrease) in income taxes resulting from:
Change in deferred tax asset valuation allowance	5,509	4,751
Permanent amortization	—	3,498
Non-deductible expenses	1,001	1,724
Foreign tax rate differential	(376)	(2,320)
State and local income taxes, net of federal income tax benefit	84	(51)
Taxable inflation adjustment	(597)	23
Non deductible interest	172	210
Provision to return	—	483
Effect of change in state rate	(4)	(167)
CARES Act	—	(337)

Non-taxable income	(1,229)	—

Other, net	13	(435)
Reported income tax expense	$460	$2,341
Effective tax rate	2.3%	(9.8)%

The Company has the following tax rates in relevant jurisdictions:

	Tax rates
	2021	2020
United States	21%	21%
Mexico	30%	30%
Brazil	34%	34%
Argentina	30%	30%

The components of the Company’s deferred tax balances are as follows:

	December 31,
(in thousands USD)	2021	2020
Deferred tax assets:
Tax loss carryforward	$13,425	$6,353
Provision for doubtful accounts	45	67
Fixed assets	218	250
Accrued liabilities and other expenses	2,434	3,444
Deferred revenues	376	445
Business interest limitation	4,805	2,225
Operating lease liability	1,735	2,178
Equity-based compensation	—	648
Intangible assets	138	177
Other	1,023	369
Gross deferred tax assets:	24,199	16,156
Less: Valuation allowance	(15,612)	(10,010)
Total deferred tax assets	8,587	6,146

Deferred tax liabilities:
Intangible assets	6,838	5,123
Operating lease ROU assets	1,695	2,130
Property and Equipment	153	515
Obligation for contingent purchase price	2,128	777
Other	535	674
Total deferred tax liabilities	11,349	9,219
Net deferred tax liabilities	$(2,762)	$(3,073)

The change in the total valuation allowance for deferred tax assets is as follows:

	December 31,
(in thousands USD)	2021	2020
Opening balance January 1,	$10,010	$5,124
Utilization during the year	—	(99)
Increases during the year	5,602	4,985
Closing balance December 31,	$15,612	$10,010

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which temporary differences are deductible.

Management considers the scheduled reversal of deferred tax liabilities and projected taxable income in making this assessment. In order to fully realize a deferred tax asset, the Company must generate future taxable income prior to the expiration of the deferred tax asset under applicable law. Based on the level of historical taxable income and projections for future taxable income over the periods during which the Company’s deferred tax assets are deductible, management believes that it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances as of December 31, 2021. The amount of the Company’s deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

As of December 31, 2021, the Company is in a full valuation allowance for its deferred tax assets for which the Company does not have enough evidence to support its realization. The total amount of valuation allowance as of December 31, 2021 is $15.6 million, primarily related to a full valuation allowance on the Company’s tax loss carryforwards in Mexico and a valuation allowance against the net deferred tax assets not expected to be utilized by the reversing of deferred income tax liabilities in the U.S.

As of December 31, 2021, the Company has federal, state, and foreign net operating loss carryforwards of approximately $24.9 million, $10.3 million, and $25.4 million, respectively, that expire at various dates through 2041 unless indefinite in nature.

The Company has not accrued any income, distribution or withholding taxes that would arise if the undistributed earnings of the Company’s foreign subsidiaries, which cannot be repatriated in a tax-free manner, were repatriated.

The Company accounts for tax contingencies by assessing all material positions, including all significant uncertain positions, for all tax years that are open to assessment or challenge under tax statutes. Those positions that have only timing consequences are separately analyzed based on the recognition and measurement model.

As required by the uncertain tax position guidance, the Company recognizes the financial statement benefit of a position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company is subject to income taxes in the U.S. federal jurisdiction, Mexico, and various state and foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. Under the tax statute of limitations applicable to the Internal Revenue Code, the Company is no longer subject to U.S. federal income tax examinations for years before 2018. Under the statute of limitations applicable to most state income tax laws, the Company is no longer subject to state income tax examinations by tax authorities for years before 2017 in states which the Company has filed income tax returns. Certain states may take the position that the Company is subject to income tax in such states even though the Company has not filed income tax returns in such states, depending on the varying state income tax statutes and administrative practices, the statute of limitations in such states may extend to years before 2017. Under the statute of limitations applicable to our foreign operations, we are generally no longer subject to tax examination for years before 2016 in jurisdictions where we have filed income tax returns. The Company applies the uncertain tax position guidance to all tax positions for which the statute of limitations remains open. The Company’s policy is to classify interest accrued as interest expense and penalties as other (expense) income. As of December 31, 2021 and 2020, the Company did not have any amounts accrued for interest and penalties or recorded for uncertain tax positions.